Exhibit 10.1

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Seventh Amendment to Amended and Restated Credit Agreement (this “Seventh Amendment”) is made as of October 12, 2012, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Chelsea LLC”), GLP FINANCE CORP., a Delaware corporation (“Finance”), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company (“GEM”), ALLIANCE ENERGY LLC, a Massachusetts limited liability company (“Alliance”, and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance and GEM, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Original Guarantors and each individually, an “Original Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) party hereto (each, a “Lender” and collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer (as each such term is defined in the Credit Agreement), amending certain provisions of that certain Amended and Restated Credit Agreement dated as of May 14, 2010 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Original Guarantors, the Lenders, the Administrative Agent, the L/C Issuer, the Swing Line Lender, JPMorgan Chase Bank, N.A. as Syndication Agent and Societe Generale, Standard Chartered Bank, Wells Fargo Bank, N.A. and RBS Citizens, National Association, as Co-Documentation Agents.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 1 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Senior Unsecured Notes” contained in Section 1.01 of the Credit Agreement and restating such definition as follows:

“Senior Unsecured Notes” means those certain unsecured notes of a Loan Party issued after the Closing Date pursuant to an indenture dated the date of issuance of such notes, so long as (a) the terms, conditions, covenants and defaults applicable to such notes (including the terms, conditions, covenants and defaults in the indenture relating thereto) are no more restrictive to the Loan Parties in the aggregate than the terms, conditions, covenants and defaults contained herein; (b) the obligations thereunder are unsecured; (c) the maturity date thereof is not less than six (6) months after the Maturity Date; (d) the obligations under such notes and indenture is not guaranteed by any Person other than a Loan Party; and (e) the documents and agreements executed in connection with such notes (including, without limitation, any indenture) shall contain terms and conditions that are customary for similar transactions.

§2.  Amendment to Section 6 of the Credit Agreement.  Section 6.03 of the Credit Agreement is hereby amended by (a) inserting immediately after the semicolon which appears at the end of the text of Section 6.03(e) the word “and”; (b) delete the semicolon and the word “and” which appears at the end of the text of Section 6.03(f) and insert in place thereof a period; and (c) delete Section 6.03(g) in its entirety.

§3.  Conditions to Effectiveness.This Seventh Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of fully-executed original counterparts of this Seventh Amendment executed by the Loan Parties, the Administrative Agent and the required Lenders.

§4.          Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Seventh Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§5.          Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Seventh Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Seventh Amendment shall constitute a Loan Document.

§6.          No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§7.          Counterparts.  This Seventh Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§8.          Governing Law.  THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLOBAL COMPANIES LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

CHELSEA SANDWICH LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLEN HES CORP.

By:	/s/ Edward J. Faneuil
	Title:	Executive Vice President

GLP FINANCE CORP.

By:	/s/ Edward J. Faneuil
	Title:	Executive Vice President

GLOBAL ENERGY MARKETING LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
	Title:	Executive Vice President

ALLIANCE ENERGY LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
	Title:	Executive Vice President

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
	Title:	Treasurer

GLOBAL GP LLC

By:	/s/ Daphne H. Foster
	Title:	Treasurer

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ DeWayne D. Rosse
Name:	DeWayne D. Rosse
Title:	Agency Management Officer

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jeffrey Rathkamp
Name:	Jeffrey Rathkamp
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Paul V. Phelan
Name:	Paul V. Phelan
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Daniel M. Grondin
Name:	Daniel M. Grondin
Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Barbara Paulsen
Name:	Barbara Paulsen
Title:	Managing Director

By:
Name:
Title:

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Johanna Minaya
Name:	Johanna Minaya
Title:	Associate Director

By:	/s/ Robert Reddington
Name:	Robert Reddington
Title:	Credit Documentation Manager

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	Senior Vice President

BNP PARIBAS, as a Lender

By:	/s/ Matthew L. Rosetti
Name:	Matthew L. Rosetti
Title:	Director

By:	/s/ A-C Mathiot
Name:	A-C Mathiot
Title:	Managing Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/ Rodney P. Hutchinson
Name:	Rodney P. Hutchinson
Title:	Executive Director

By:	/s/ Tim Hogebrug
Name:	Tim Hogebrug
Title:	Executive Director

SOVEREIGN BANK, N.A. as a Lender

By:	/s/ Robert D. Lanigan
Name:	Robert D. Lanigan
Title:	Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Zali Win
Name:	Zali Win
Title:	Managing Director

By:	/s/ Michel Kermarrec
Name:	Michel Kermarrec
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keven D. Smith
Name:	Keven D. Smith
Title:	Senior Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Vicki Ferguson
Name:	Vicki Ferguson
Title:	Authorized Signatory

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender

By:	/s/ Astrid Wilke
Name:	Astrid Wilke
Title:	Group Vice President

By:	/s/ Pearl Geffers
Name:	Pearl Geffers
Title:	First Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Garrett McKinnon
Name:	Garrett McKinnon
Title:	Senior Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sreedhar R. Kona
Name:	Sreedhar R. Kona
Title:	Assistant Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

NATIXIS, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, as a Lender

By:
Name:
Title:

BRANCH BANKING & TRUST COMPANY, as a Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

DEUTSCHE BANK, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

TD BANK, N.A., as a Lender

By:	/s/ David Perlman
Name:	David Perlman
Title:	Senior Vice President

PEOPLE’S UNITED BANK, as a Lender

By:
Name:
Title:

FLAGSTAR BANK, FSB, as a Lender

By:
Name:
Title:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jared Shaner
Name:	Jared Shaner
Title:	Authorized Signer

BLUE HILLS BANK, as a Lender

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:
Name:
Title:

FIRST NIAGARA BANK, N.A. as a Lender

By:
Name:
Title:

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Seventh Amendment as of October 12, 2012, and agrees that each of (a) the Amended and Restated Guaranty dated as of May 14, 2010 (as amended and in effect from time to time, the “Original Guaranty”) from each of Global Partners LP and Global GP LLC and (b) the Guaranty dated as of March 1, 2012 (as amended and in effect from time to time, the “Alliance Guaranty”) from each of Alliance Retail LLC and Bursaw Oil LLC remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty and the Alliance Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title: Chief Operating Officer and Chief Financial Officer

GLOBAL GP LLC

By:	/s/ Thomas J. Hollister
Title: Chief Operating Officer and Chief Financial Officer

ALLIANCE RETAIL LLC

By:	/s/ Daphne H. Foster
Title: Treasurer

BURSAW OIL LLC

By:	/s/ Daphne H. Foster
Title: Treasurer